                                                                EXHIBIT 4.2


                               [CMP LOGO]

INCORPORATED UNDER THE LAWS                            CLASS A COMMON STOCK
OF THE STATE OF DELAWARE                                  CUSIP 125891 10 1

   SEE REVERSE FOR                                       CERTAIN DEFINITIONS

                             CMP MEDIA INC.


This certifies that





is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

                            CMP MEDIA INC.

(herein referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares of Class A Common Stock represented hereby are issued and shall be subject to all of the terms, conditions and limitations of the Certificate of Incorporation and Bylaws of the Corporation, including all amendments heretofore or hereafter made to such Certificate of Incorporation or Bylaws, to all of which reference is made hereby.

    This Certificate is not valid unless countersigned by the transfer agent and registered by the registrar of the Corporation.

    IN WITNESS WHEREOF, the Corporation has caused facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.


Dated:


Attest:

  /s/Robert D. Marafioti                               /s/ Michael S. Leeds
------------------------                               --------------------
Secretary                       [Corporate seal of     President and Chief
                                 CMP Media Inc.]       Executive Officer

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR


by /s/
   ---------------------
AUTHORIZED OFFICER

                               CMP MEDIA INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED AND OF EACH SERIES OF PREFERRED STOCK SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES OF PREFERRED STOCK. SUCH REQUESTS MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                             UNIF GIFT MIN ACT--
TEN COM -- as tenants in common                           Custodian
TEN ENT -- as tenants by the entireties      -------------         --------
JT WROS -- as joint tenants with right          (Cust)             (Minor)
             of survivorship and not as      under Uniform Gifts to Minors Act
             tenants in common

                                             ---------------------------------
                                                         (State)


    Additional abbreviations may also be used though not in the above list.

For value received,                hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE



------------------------------------------------------------------------------
        (Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________

_________________________________________________________________________Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney, to transfer the said Class A Common Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       ------------------------------   --------------------------------------
                                        NOTICE:  The signature to this
                                        assignment must correspond with the
                                        name as written upon the face of the
                                        Certificate, in every particular,
                                        without alteration or enlargement, or
                                        any change whatever.

SIGNATURE GUARANTEED:

BY:
   ---------------------------------
NOTICE:  THE SIGNATURE(S) MUST BE
GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO SEC
RULE 17AD-15.